UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



       Date of Report (date of earliest event reported): December 30, 2008


                                  Innovex, Inc.
                       -----------------------------------
             (Exact name of Registrant as Specified in its Charter)


                                    Minnesota
                       -----------------------------------
                 (State Or Other Jurisdiction Of Incorporation)


000-13143                                                 41-1223933
----------------------------------------    ------------------------------------
(Commission File Number)                    (I.R.S. Employer Identification No.)

3033 Campus Drive, Suite E180
Plymouth, MN                                              55441
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(Address Of Principal Executive Offices)                (Zip Code)



                                 (763) 383-4000
                       -----------------------------------
               Registrant's Telephone Number, Including Area Code


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Items under Sections 2 through 4 and 6 through 8 are not applicable and therefore omitted.

Item 1.01     Entry Into a Material Definitive Agreement.

On December 30, 2008, Innovex, Inc. (the "Company") received letters from Bank of Ayudhya Public Company Limited ("BAY") and TMB Bank Public Company Limited ("TMB") who are lenders to the Company and its subsidiary, Innovex (Thailand) Limited, under certain credit facilities agreements. In the letters, BAY and TMB confirmed to the Company the extension of the repayment date of the BAY and TMB packing credit facilities from December 29, 2008 to February 27, 2009. The sixty day payment date extension affects approximately 73.1 million Baht owed to TMB and 100 million Baht owed to BAY.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 31, 2008, the Company entered into amended and restated employment agreements with each of Terry M. Dauenhauer, the Company's Chief Executive Officer, and Randy L. Acres, the Company's Chief Financial Officer. These amended and restated employment agreements are attached hereto as Exhibits 10.1 and 10.2. The amendments were approved by the Compensation Committee and Board of Directors of the Company. The amendments to Mr. Dauenhauer's employment agreement reflected in the amended and restated employment agreement were designed to make his employment agreement comply with the requirements of
Section 409A of the Internal Revenue Code of 1986. The amendments to Mr. Acres' employment agreements reflected in the amended and restated employment agreement reflect the cancellation of the employment agreement with Innovex (Thailand) Limited so that the sole employer is Innovex, Inc. and were also designed to make his employment agreement comply with the requirements of Section 409A of the Internal Revenue Code of 1986.

Item 9.01     Financial Statements And Exhibits.


Exhibit No.   Description
-----------   -----------

10.1 Amended and Restated Employment Agreement dated December 31, 2008 by and between Innovex, Inc. and Terry M. Dauenhauer.

10.2 Amended and Restated Employment Agreement dated December 31, 2008 by and between Innovex, Inc. and Randy L. Acres.


                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                        INNOVEX, INC.

                                        By:  /s/ Terry M. Dauenhauer
                                             -----------------------------------
                                             Terry M. Dauenhauer
                                             Chief Executive Officer


Date: January 5, 2008